EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED JUNE 30, 2010

			CONTRACT
			DRILLING
	REVENUES		COSTS
		(In Millions)

ATWOOD HUNTER	$ 49.5		$ 9.9
ATWOOD FALCON	38.0		7.0
ATWOOD EAGLE	36.6		13.7
ATWOOD AURORA	11.9		5.5
ATWOOD BEACON	9.4		8.4
SEAHAWK	7.8		6.2
VICKSBURG	8.8		3.8
RICHMOND	3.3		3.2
ATWOOD SOUTHERN CROSS	1.3		3.5
OTHER	-		1.9
	$ 166.6		$ 63.1

	FOR THE NINE MONTHS ENDED JUNE 30, 2010

			CONTRACT
			DRILLING
	REVENUES		COSTS
		(In Millions)

ATWOOD HUNTER	$ 148.1		$ 27.6
ATWOOD FALCON	114.1		24.0
ATWOOD EAGLE	107.2		38.9
ATWOOD AURORA	36.0		16.4
ATWOOD BEACON	26.1		22.6
VICKSBURG	25.1		12.0
SEAHAWK	23.4		19.1
RICHMOND	8.6		10.4
ATWOOD SOUTHERN CROSS	1.3		9.6
OTHER	-		6.4
	$ 489.9		$ 187.0